The Global Exchange For Advertising May 30, 2018 1 | COPYRIGHT RUBICON PROJECT 2018

SAFE HARBOR FORWARD-LOOKING STATEMENTS This presentation and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning our anticipated financial performance, including, without limitation, revenue, advertising spend, profitability, net income (loss), Adjusted EBITDA, earnings per share, and cash flow; strategic objectives, including focus on header bidding, mobile, video, Orders, and private marketplace opportunities; investments in our business; development of our technology; introduction of new offerings; the impact of our acquisition of nToggle and its traffic shaping technology on our business; scope and duration of client relationships; the fees we may charge in the future; business mix; sales growth; client utilization of our offerings; our competitive differentiation; our leadership position in the industry; our market share, market conditions, trends, and opportunities; user reach; certain statements regarding future operational performance measures including ad requests, fill rate, advertising spend, take rate, paid impressions, and average CPM; and factors that could affect these and other aspects of our business. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: our ability to grow and to manage any growth effectively; our ability to develop innovative new technologies and remain a market leader; our ability to attract and retain buyers and sellers and increase our business with them; our vulnerability to loss of, or reduction in spending by, buyers; our ability to maintain and grow a supply of advertising inventory from sellers; the effect on the advertising market and our business from difficult economic conditions; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; our ability to use our solution for purchase and sale of higher value advertising inventory and to expand the use of our solution by buyers and sellers utilizing evolving digital media platforms; our ability to introduce new offerings and bring them to market in a timely manner, and otherwise adapt in response to client demands and industry trends, including shifts in digital advertising growth from desktop to mobile channels and from display to video formats; the increased prevalence of header bidding and its effect on our competitive position; our header bidding solution not resulting in revenue growth and causing infrastructure strain and added cost; uncertainty of our estimates and expectations associated with new offerings, including header bidding, private marketplace, mobile, video, Orders, automated guaranteed, and guaranteed audience solutions, and traffic shaping; declining fees and take rate, including as a result of implementation of alternative pricing models in response to market pressures, including demands for reduction or elimination of buyer fees, and the need to grow through advertising spend and fill rate increases rather than pricing increases; our ability to compensate for declining take rate by increasing the volume of transactions on our platform; our vulnerability to the depletion of our cash resources as revenue declines with the reduction of our take rate and as we incur additional investments in technology required to support the increased volume of transactions on our exchange; our ability to raise additional capital; our limited operating history and history of losses; our ability to continue to expand into new geographic markets; increased prevalence of ad blocking technologies; the slowing growth rate of online digital display advertising; the growing percentage of online and mobile advertising spending captured by owned and operated sites (such as Facebook and Google); the effects, including the loss of market share, of increased competition in our market and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; acts of competitors and other third parties that can adversely affect our business; our ability to differentiate our offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; requests from buyers and sellers for discounts, fee concessions or revisions, rebates, refunds, favorable payment terms and greater levels of pricing transparency and specificity; potential adverse effects of malicious activity such as fraudulent inventory and malware; the effects of seasonal trends on our results of operations; costs associated with defending intellectual property infringement and other claims; our ability to attract and retain qualified employees and key personnel; our ability to identify future acquisitions of or investments in complementary companies or technologies and our ability to consummate the acquisitions and integrate such companies or technologies; and our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly the European Data Protection Regulation and other laws concerning data protection and consumer privacy and evolving labor standards. We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements represent our estimates and assumptions only as of the date made. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. 2 | COPYRIGHT RUBICON PROJECT 2018

Who We Are 3 | COPYRIGHT RUBICON PROJECT 2018

Rubicon Project (NYSE: RUBI) • The independent global exchange for advertising • Headquartered in Los Angeles • 400+ employees • Operating in 30+ markets globally 4 | COPYRIGHT RUBICON PROJECT 2018

What We Do 5 | COPYRIGHT RUBICON PROJECT 2018

Our Business: Matching Buyers & Sellers

PUBLISHERS & APP DEVELOPERS WANT

To drive revenue for all impressions by leveraging turnkey access to billions of dollars of demand, and provide a quality experience for those accessing content

ADVERTISERS WANT

To safely reach high quality audiences at scale, across devices no matter where they engage

1,300+ MEDIA COMPANIES WITH >1 MILLION WEBSITES & 60,000 APPS

ESPN, ebay, WSJ, The Sun, Spotify, BBC, Hearst magazines UK, dailymotion, Disney, CBS, The Daily Telegraph, Virgin media, BT, tronc, SoundCloud

FASTLANE
PREBID.JS
SDK
xAPI
TAGS

rubicon PROJECT

Helping advertisers efficiently and effectively find consumers wherever and whenever they access technology

We do this through a variety of integrations across any format on any device in an automated fashion to reach **~1,000,000,000 consumers**

ORDERS
RTB
TAGS

OTT | DESKTOP | VIDEO | MOBILE IN-APP | MOBILE WEB | OOH | PROGRAMMATIC TV | AUDIO

CONNECT WITH **900,000+** BRANDS, AGENCIES & DSPS

Omnicom, adform, WPP, amnet, DoubleClick, Sprint, TAPAD, TubeMogul, TURN, Adap.tv, dentsu Aegis network, MediaMath, theTradeDesk, AppNexus, DigitasLBi, WB, Publicis Groupe, Audience Science

6 | COPYRIGHT RUBICON PROJECT 2018

rubicon PROJECT

Large & Growing TAM 7 | COPYRIGHT RUBICON PROJECT 2018

Growing Ad Market 8 | COPYRIGHT RUBICON PROJECT 2018

Opportunity: $19B Addressable Market 9 | COPYRIGHT RUBICON PROJECT 2018

Well Positioned In Highest Growth Segments MOBILE, VIDEO & ORDERS DRIVING 4-Year CAGR $20 PROGRAMMATIC GROWTH $18 22% $16 $14 37% $12 $10 44% $8 $Billions $6 62% $4 1% $2 $0 2015 2016 2017 2018 2019 TOTAL DESKTOP MOBILE VIDEO PMPs Source: 2017 eMarketer US RTB Digital Ad Spending by segment report 10 | COPYRIGHT RUBICON PROJECT 2018

What Happened? 11 | COPYRIGHT RUBICON PROJECT 2018

What Happened with Header Bidding $MM Sequential Net Revenue 90 Impact from 80 HEADER BIDDING 70 60 50 40 30 20 10 HeaderBidding HeaderBidding HeaderBidding 0 HeaderBidding Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2013 2013 2013 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 Net Revenue 12 | COPYRIGHT RUBICON PROJECT 2018

Before Header Bidding (Waterfall) Buyer Buyer AD SERVER Buyer Buyer 1. Google AdX Buyer Buyer 2. RUBI Buyer Buyer 3. Exchange Buyer Buyer 4. Exchange Buyer Buyer 5-100 Exchange 13 | COPYRIGHT RUBICON PROJECT 2018

Header Bidding AD SERVER Header Client-Side or Server-Side Google AdX RUBI AppNexus Index OpenX Pubmatic 7-100 Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer Buyer 14 | COPYRIGHT RUBICON PROJECT 2018

What Header Bidding Taught Us • Fundamental shift and we were slow • Pricing & cost structure needed to be addressed • Greater focus on buyers and their needs 15 | COPYRIGHT RUBICON PROJECT 2018

What We Have Done • Leaned in and have grown implementations to 780+ • Fees reduced from 24%+ to 11.8% (from eliminating buyer fees) • Changed auction mechanics – 1st price & EMR • Acquired traffic shaping tech - nToggle 16 | COPYRIGHT RUBICON PROJECT 2018

What Are Results • 2.5x increase in ad requests year-over-year • Ad spend increased 10% in Q1 2018 year-over-year • Ad spend expected to increase 1H 2018 year-over-year • Amounts Paid to Sellers (APS) up 28% year-over-year in Q1 • Projected return to adjusted EBITDA profitability in Q4 2018 17 | COPYRIGHT RUBICON PROJECT 2018

Financials 18 | COPYRIGHT RUBICON PROJECT 2018

Q1 2018 SUMMARY Financial Measures ($MM except per share data) Three Months Ended Change 3/31/2018 3/31/2017 Favorable / (Unfavorable) Revenue Mobile revenue $10.6 $17.7 (40%) Desktop revenue $14.3 $28.3 (49%) Revenue $24.9 $46.0 (46%) Advertising spend(1) $211.0 $191.5 10% Mobile advertising spend $91.0 $67.9 34% Desktop advertising spend $120.0 $123.6 (3%) Take Rate(2) 11.8% 23.7% (1190 bps) Net loss ($27.8) ($15.8) (76%) Adjusted EBITDA(3)(4) ($14.2) $1.1 nm Adjusted EBITDA margin(3)(4) (57%) 2% (59 ppt) Basic and Diluted loss per share ($0.56) ($0.33) (70%) Non-GAAP loss per share(5) ($0.44) $(0.16) (175%) (1) Advertising spend represents the buyer spending on advertising inventory transacted on our platform. See later slide for (3) nm definition is not meaningful a reconciliation of GAAP revenue to advertising spend. (4) See later slide for a reconciliation of net loss to adjusted EBITDA. (2) Take rate represents revenue (or for periods in which we have revenue reported on a gross basis, non-GAAP net Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. revenue) divided by advertising spend. (5) See later slide for a reconciliation of net loss to non-GAAP net loss and calculation of non-GAAP loss per share. 19 | COPYRIGHT RUBICON PROJECT 2018

CASH FLOW AND BALANCE SHEET HIGHLIGHTS Cash Flow Highlights Balance Sheet Highlights ($MM) ($MM) March 31, December 31, Q1 2018 Q1 2017 2018 2017 Financial measure: Financial measure: Net cash provided (used) by ($9.8) $2.9 operating activities Cash & equivalents $67.5 $76.6 Less capital expenditures 2.8 5.4 Marketable securities (1) 51.8 55.0 Free cash flow ($12.6) ($2.5) Total cash + liquid assets $119.3 $131.6 Debt + capital lease obligations $ Nil $ Nil (1) Marketable securities at 12/31/17 include $52.5 million current assets and $2.5 million in long term marketable securities captured as other assets 20 | COPYRIGHT RUBICON PROJECT 2018

What Are Results • 2.5x increase in ad requests year-over-year • Ad spend increased 10% in Q1 2018 year-over-year • Ad spend expected to increase 1H 2018 year-over-year • Amounts Paid to Sellers (APS) up 28% year-over-year in Q1 • Projected return to adjusted EBITDA profitability in Q4 2018 21 | COPYRIGHT RUBICON PROJECT 2018

GDPR Update (as of 5/29/18) § GDPR imposes new requirements for user consent and data processing - effective 5/25 § Law is lengthy and complex, with some unclear provisions - clarification will take time through regulatory/judicial interpretation § Clarification is complicated due to jurisdiction by multiple authorities in all of EEU’s member states § Law affects all ad tech participants, and there are many interpretations and much work/debate/discussion continuing across ecosystem § Law affects participants in different ways, and participants have differing interpretations of the law, so there will be friction in implementation until compliance norms emerge § Effective date jitters caused some initial European spending disruption, which we were able to stabilize; more work required to adapt as clients’ GDPR practices come into focus § Ad budgets, CPM values, campaign performance, buyer preferences all being closely monitored § Too early to call any observed impact a deterministic trend § Next planned update is Q2 earnings call 22 | COPYRIGHT RUBICON PROJECT 2018

Conclusion + Offer the broadest inventory Strategy + High volume, higher win, transparent exchange + LOWEST TOTAL COST OF SUPPLY – TRAFFIC SHAPING, BETTER WIN RATES, NO BUYER FEES + Experienced management team Leadership Cut $44 million or 23% from annual cost structure commencing Q1 2018 & Cost Cuts + + Project to be adjusted EBITDA positive in 4Q 2018 + Aggressive price investments – Eliminated buyer fees Executing on + Bought nToggle – leading position in AI and machine learning algorithms Value Proposition + Strong position in header bidding, mobile, mobile app & video (OTT) + Generating year over year growth in ad spend and APS 23 | COPYRIGHT RUBICON PROJECT 2018

Thank You 24 | COPYRIGHT RUBICON PROJECT 2018

RECONCILIATIONS OF NET LOSS TO ADJUSTED EBITDA & REVENUE TO ADVERTISING SPEND Reconciliation of Net Loss to Adjusted EBITDA ($MM) Q1 2018 Q1 2017 Financial Measure: ($MM) Net loss ($27.8) ($15.8) Add back (deduct): Depreciation and amortization, excluding amortization of acquired intangible assets 7.9 8.5 Amortization of acquired intangibles 0.8 1.6 Stock-based compensation expense 4.5 6.2 Interest income, net (0.3) (0.2) Foreign currency loss, net 0.6 0.4 Provision for income taxes 0.1 0.4 Adjusted EBITDA ($14.2) $1.1 Reconciliation of Revenue to Advertising Spend ($MM) Q1 2018 Q1 2017 Financial Measure: ($MM) Revenue $24.9 $46.0 Plus amounts paid to sellers(1) $186.1 $145.5 Advertising Spend $211.0 $191.5 (1) Amounts paid to sellers for the portion of our revenue recorded on a net basis for GAAP purposes. 25 | COPYRIGHT RUBICON PROJECT 2018

RECONCILIATIONS OF GAAP REVENUE TO NON-GAAP NET REVENUE & NET LOSS TO NON-GAAP NET LOSS Reconciliation of GAAP Revenue to Non-GAAP Net Revenue ($MM) Q1 2018 Q1 2017 Financial Measure: GAAP revenue $24.9 $46.0 Less amounts paid to sellers reflected in cost of revenue(1) - $0.6 Non-GAAP net revenue $24.9 $45.4 Reconciliation of Net Loss to Non-GAAP Net Loss ($MM, except share figures) Q1 2018 Q1 2017 Financial Measure: Net loss ($27.8) ($15.8) Add back (deduct): Stock-based compensation expense 4.5 6.1 Amortization of acquired intangibles 0.8 1.6 Foreign currency loss, net 0.6 0.4 Tax effect of non-GAAP adjustments(2) -- -- Non-GAAP Net Loss ($21.9) ($7.7) Non-GAAP loss per share ($0.44) ($0.16) Non-GAAP weighted-average shares outstanding (MM) 49.7 48.3 (1) Represents amounts paid to sellers included within cost of revenue. (2) Amounts for Q1 2018 and Q1 2017 are both (0.04) and round to less than one decimal 26 | COPYRIGHT RUBICON PROJECT 2018

ADDITIONAL RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP Revenue & Advertising Spend Split by Channel Q1 2018 Q1 2017 Financial Measure: ($MM) Mobile Desktop Total Mobile Desktop Total GAAP Revenue $10.6 $14.3 $24.9 $17.7 $28.3 $46.0 Plus amounts paid to sellers(1) 80.4 105.7 186.1 50.2 95.3 145.5 Advertising Spend $91.0 $120.0 $211.0 $67.9 $123.6 $191.5 Percentage of total Advertising Spend 43% 57% 100% 35% 65% 100% Revenue & Advertising Spend Split by Geography Q1 2018 Q1 2017 Financial Measure: ($MM) Domestic International Total Domestic International Total GAAP Revenue $16.4 $8.5 $24.9 $28.2 $17.8 $46.0 Plus amounts paid to sellers(1) 121.5 64.6 186.1 93.3 52.2 145.5 Advertising Spend $137.8 $73.2 $211.0 $121.5 $70.0 $191.5 Percentage of total Advertising Spend 65% 35% 100% 63% 37% 100% (1) Amounts paid to sellers for the portion of our revenue recorded on a net basis for GAAP purposes. 27 | COPYRIGHT RUBICON PROJECT 2018